-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 18, 2000


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of March 25, 2000, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000B).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee            333-75405            62-0997810
------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)             File Number)       Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                         37804
---------------------                                      ---------
(Address of Principal                                      (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (423) 380-3000

---------------------------------------------------
Former Address:

---------------------------------------------------

Item 5.  Other Events

Filing of Computational Materials.


     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000B, Credit Suisse First Boston Corporation and Prudential Securities Incorporated, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Credit Suisse First Boston Corporation and Prudential Securities Incorporated are attached hereto as Exhibits 99.1, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         99.1 Computational Materials - Credit Suisse First Boston Corporation and Prudential Securities Incorporated

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/ David Jordan
    ---------------------------------
    Name: David Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By  /s/ Amber Krupacs
    ----------------------------------
    Name: Amber Krupacs
    Title: Vice President


Dated: May 18, 2000

                                 Exhibit Index



Exhibit

99.1 Computational Materials - Credit Suisse First Boston Corporation and Prudential Securities Incorporated

SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED MAY 16, 2000
------------------------------------


                                 $345,519,981

                     Vanderbilt Mortgage and Finance, Inc.
                              Seller and Servicer

                         Manufactured Housing Contract
         Senior/Subordinated Pass-Through Certificates, Series 2000-B


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-B. The Series Term Sheet has been prepared by Vanderbilt Mortgage and Finance, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Prudential Securities Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.





Credit Suisse First Boston                              Prudential Securities


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


PRELIMINARY INFORMATION ONLY

Group I Offered Certificates



                     Class IA-1   Class IA-2   Class IA-3    Class IA-4   Class IA-5    Class IM-1    Class IB-1     Class IB-2

Amount:               $81,000,000  $50,000,000  $50,000,000   $47,722,000  $14,295,000  $11,437,000    $11,437,000   $20,015,411
Type:                 Adjustable      Fixed        Fixed         Fixed        Fixed        Fixed          Fixed         Fixed
Coupon:                 [TBD]%       [TBD]%        [TBD]%       [TBD]%       [TBD]%        [TBD]%        [TBD]%         [TBD]%
Approx. Price           [TBD]%       [TBD]%        [TBD]%       [TBD]%       [TBD]%        [TBD]%        [TBD]%         [TBD]%
Yield (%):              [TBD]%       [TBD]%        [TBD]%       [TBD]%       [TBD]%        [TBD]%        [TBD]%         [TBD]%
Spread (bps):             TBD          TBD          TBD           TBD          TBD          TBD            TBD           TBD
Avg Life
(To Call):               1.09         3.08          5.23         9.71         12.60         9.06          6.17          10.71
Avg Life
(To Mat):                1.09         3.08          5.23         9.77         15.80         9.61          6.17          13.33
1st Prin Pymt
(To Call):               6/00         9/02          6/04         5/07         1/13          6/05          6/05          12/07
Last Prin Pymt
(To Call):               9/02         6/04          5/07         1/13         1/13          1/13          12/07          1/13
Last Prin Pymt
(To Mat):                9/02         6/04          5/07         2/14         11/18        11/18          12/07         10/28
Stated Mat:              8/08         7/12          5/17         3/25         12/27        12/27          12/15         10/28
Expected
Settlement:             5/31/00      5/31/00      5/31/00       5/31/00      5/31/00      5/31/00        5/31/00       5/31/00
Payment Delay:          0 days       6 days        6 days       6 days       6 days        6 days        6 days         6 days
Interest Payment
Basis:                  ACT/360      30/360        30/360       30/360       30/360        30/360        30/360         30/360
Dated Date:             5/31/00      5/1/00        5/1/00       5/1/00       5/1/00        5/1/00        5/1/00         5/1/00
Ratings
(Moody's/S&P):          Aaa/AAA      Aaa/AAA      Aaa/AAA       Aaa/AAA      Aa3/AA-        A2/A        Baa2/BBB       Baa2/BBB
Pricing Date:             TBD          TBD          TBD           TBD          TBD          TBD            TBD           TBD
Prepayment Speed:
                       200% MHP     200% MHP      200% MHP     200% MHP     200% MHP      200% MHP      200% MHP       200% MHP








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                   PAGE 2


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Group II Offered Certificates



                       Class IIA-1     Class IIB-1   Class IIB-2     Class IIB-3

Amount:                $48,286,000     $4,471,000      $3,577,000      $3,279,570
Type:                   Adjustable     Adjustable      Adjustable      Adjustable
Coupon:                   [TBD]%         [TBD]%          [TBD]%          [TBD]%
Approx. Price             [TBD]%         [TBD]%          [TBD]%          [TBD]%
Yield (%):                [TBD]%         [TBD]%          [TBD]%          [TBD]%
Spread (bps):              TBD             TBD            TBD              TBD
Avg Life (To Call):
                           4.02           6.23            9.38            12.47
Avg Life
(To Mat):                  4.19           6.23            9.38            14.87
1st Prin Pymt
(To Call):                 6/00           6/05            2/08            11/11
Last Prin Pymt
(To Call):                 1/13           2/08           11/11            1/13
Last Prin Pymt
(To Mat):                10/18            2/08           11/11            8/20
Stated Mat:                1/22           4/20            4/21            6/22
Expected Settlement:
                         5/31/00         5/31/00        5/31/00          5/31/00
Payment Delay:            0 days         0 days          0 days          0 days
Interest Payment
Basis:                   ACT/360         ACT/360        ACT/360          ACT/360
Dated Date:              5/31/00         5/31/00        5/31/00          5/31/00
Ratings
(Moody's/S&P):           Aaa/AAA         Aa3/AA-        Baa2/BBB        Baa2/BBB
Pricing Date:              TBD             TBD            TBD              TBD
Prepayment Speed:        250% MHP       250% MHP        250% MHP        250% MHP








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                   PAGE 3


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------

Title of Securities:       Vanderbilt Mortgage and Finance, Inc.
                           Manufactured Housing Contract, Senior/Subordinate
                           Pass-Through Certificates, Series 2000-B

                           Class IA-1, Class IA-2, Class IA-3, Class IA-4,
                           Class IA-5, Class IM-1, Class IB-1 and Class IB-2
                           Fixed-Rate Group Certificates and Class IIA-1,
                           Class IIB-1, Class IIB-2 and Class IIB-3
                           Adjustable-Rate Group Certificates

Seller:                    Vanderbilt Mortgage and Finance, Inc.

Servicer:                  Vanderbilt Mortgage and Finance, Inc.

Underwriters:              Credit Suisse First Boston Corporation (lead)
                           Prudential Securities Incorporated (co)

Trustee:                   The Chase Manhattan Bank

Credit Enhancement:        1) Excess interest
                           2) Over-Collateralization
                           3) Cross-Collateralization
                           4) Subordination
                           5) Limited Guarantee of Clayton Homes, Inc. (Class I B-2 and Class II B-3 only)

Excess Interest:           Excess interest cashflows from each group will be available as credit enhancement for the related group.

Overcollateralization:     The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer)
                           collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Certificates is created.
                           Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           FIXED RATE GROUP CERTIFICATES
                           N/A

                           ADJUSTABLE RATE GROUP CERTIFICATES
                           Initial Deposit: [ 0.0%]           Target: [3.5%]

                           These O/C percentages are subject to step-downs beginning in month [61] if the Subordinate Class
                           Principal distribution tests are met.

Cross-
Collateralization:         Excess spread from each of the two collateral groups, if not needed to credit enhance its own group will be available to credit enhance the other group.








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 4


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Subordination:


                           Class IA-1 - IA-4
                           Class IIA-1              Aaa/AAA                20.00%                 22.50%
                           Class IA-5
                           Class IIB-1              Aa3/AA-                15.00%                 15.00%

                           Class IM-1               A2/A                   11.00%                 N/A
                           Class IB-1
                           Class IIB-2              Baa2/BBB               7.00%                  9.00%
                           Class IB-2               Baa2/BBB
                           Class IIB-3              (Corp. GTY)                                   3.50%


Class Sizes:


                           Class IA-1 - IA-4
                           Class IIA-1              Aaa/AAA                80.00%                 81.00%
                           Class IA-5
                           Class IIB-1              Aa3/AA-                5.00%                  7.50%

                           Class IM-1               A2/A                   4.00%                  N/A
                           Class IB-1
                           Class IIB-2              Baa2/BBB               4.00%                  6.00%
                           Class IB-2               Baa2/BBB
                           Class IIB-3              (Corp. GTY)            7.00%                  5.50%

                           O/C                                             0.00%                  0.00%-3.50%









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                     PAGE 5


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


GROUP I CERTIFICATES

Total Group Size:          $285,906,411 (approximate)

Class IA-1
Remittance Rate:           The Class I A-1 Pass Through Rate will equal the lesser of:
                           i)     One Month LIBOR plus [TBD%] and
                           ii)    the weighted average gross coupon of the contracts less the 1.25% servicing fee (if Vanderbilt is no longer the servicer).

Maximum Rate: Remittance rates on the Group I Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the Group I contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of [1.25%].

Servicing Fee:             For as long as Vanderbilt is the servicer, the servicing fee of [1.25]% per annum is subordinate to the Offered Certificates on a monthly basis.

Cashflow Priority:         PRICING BASE CASE CLASS I M-1 AND CLASS B DISTRIBUTION TEST IS MET

                           1)  Current interest and any previously unreimbursed interest to Classes I A-1 through I A-4;
                           2)  Senior percentage of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                           3)  Current interest and any previously unreimbursed interest to Class I A-5 Certificates;
                           4)  Senior percentage of principal payments to Class I A-5 until such class is reduced to zero;
                           5)  Current interest and any previously unreimbursed interest to Class I M-1 Certificates;
                           6)  Mezzanine percentage of principal payments to Class I M-1 until such class is reduced to zero;
                           7)  Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                           8)  Class I B percentage of principal payments to Class I B-1 until such class is reduced to zero;
                           9)  Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                           10) Remainder of principal payments to Class I B-2 until such class is reduced to zero;
                           11) Excess cashflow to fund any Available Funds shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                           12) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                           13) As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                           14) Any remainder to the Class R Certificates.



                              -----------------------------------------------------------------------------------------
                              |              |              |            |              |                              |
                              |   I A-1      |     I A-2    |    I A-3   |     I A-4    |     I A-5                    |
                              |              |              |            |              |                              |
                              -----------------------------------------------------------------------------------------
                              |              |                         I M-1                                           |
                              |    5 YEARS   --------------------------------------------------------------------------
                              |              |    I B-1                  |                    I B-2                    |
                              -----------------------------------------------------------------------------------------








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                   PAGE 6


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Cashflow Priority:  CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS NOT MET:

                   1)  Current interest and any previously unreimbursed interest to Classes I A-1 - I A-4 Certificates;
                   2)  100% of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                   3)  Current interest and any previously unreimbursed interest to Class I A-5 Certificates;
                   4)  100% of principal payments to Class I A-5 until such Class is reduced to zero;
                   5)  Current interest and any previously unreimbursed interest to Class I M-1 Certificates;
                   6)  100% of principal payments to Class I M-1 until such Class is reduced to zero;
                   7)  Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                   8)  100% of principal payments to Class I B-1 until such Class is reduced to zero;
                   9)  Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                  10)  100% of principal payments to Class I B-2 until such Class is reduced to zero;
                  11)  Excess cashflow to fund any Available Funds shortfall with respect to the Group II Certificates except the
                       Net Funds Cap Carryover Amount;
                  12)  Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                  13)  So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of
                       1.25% and the pool scheduled principal balance to the Servicer;
                  14)  Any remainder to the Class R Certificates.


                       -----------------------------------------------------------------------------------------------
                       |           |           |           |          |           |          |           |            |
                       |   I A-1   |   I A-2   |   I A-3   |   I A-4  |   I A-5   |   I M-1  |    I B-1  |    I B-2   |
                       |           |           |           |          |           |          |           |            |
                       -----------------------------------------------------------------------------------------------




                  THE CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS MET IF:

                  1)  Remittance Date is on or after June 2005
                  2)  Class I M-1 Percentage plus Class I B Percentage is at least 26.25% (which is 1.75 times the sum of the original Class I M-1 Percentage and the original Class I B Percentage).
                  3)  Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and [9]% for year 2007 and beyond of the Original Principal Balance of the Group IContracts
                  4)  Current Realized Loss Ratio does not exceed  [2.75]%
                  5)  Average 60 Day Delinquency Ratio does not exceed  [5]%
                  6)  Average 30 Day Delinquency Ratio does not exceed  [7]%
                  7)  Class I B-2 Principal Balance must not be less than [$5,718,128] (which represents approximately 2% of the
                      Total Original Group I Pool Principal Balance).








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 7


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


GROUP II CERTIFICATES:

Group II
Total Group Size:          $59,613,570 (approximate)

Group II Remittance
Rate:                      The Group II Remittance Rates will equal the lesser of:
                           i)   One Month LIBOR plus [TBD%] and
                           ii)  the Net Funds Cap as described herein.

Coupon Step up:            If the 10% Clean-Up Call is not exercised, the coupon on the Class Adjustable Rate
                           Certificates :
                                 IIA-1 - shall increase to [2x] the respective margin
                                 IIB-1 - shall increase by an additional [50 BP]
                                 IIB-2 - shall increase by an additional [50 BP]
                                 IIB-3 - shall increase by an additional [50 BP]

Net Funds Cap:             The a) collateral WAC plus the O/C reduction amount less b) the the sum of i) if the OC is less than its target, [0.75]% spread cushion, and ii) if the Company is no longer the
                           Servicer, [1.25]%.

Net Funds Cap
Carryover:                 If on any Payment Date the Group II Certificate interest distribution amount is less than the Group
                           II Formula Rate (i.e. one-month LIBOR plus [TBD%], which is subject to a maximum equal to the Weighted
                           Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Formula Rate will be carried forward to the next Payment Date until paid.








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 8


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Cashflow Priority:   PRICING BASE CASE CLASS II B DISTRIBUTION TEST IS MET:

                     1)  Current interest and any previously unreimbursed interest to Class II A-1 Certificates;
                     2)  Senior percentage of principal payments to Class II A-1 until such class is reduced to zero;
                     3)  Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
                     4)  Class II B percentage of principal payments to Class II B-1 until such class is reduced to zero;
                     5)  Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
                     6)  The remainder of the Class II B percentage of principal payments to Class II B-2 until such class is reduced to zero;
                     7)  Current interest and any previously unreimbursed interest to Class II B-3 Certificates;
                     8)  The remainder of the principal payments to Class II B-3 until such class is reduced to zero;
                     9)  Excess cashflow to the Class II A-1 to build O/C;
                     10) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates;
                     11) Excess cashflow up to the Net Funds Cap Carryover Amount to the applicable Certificateholders;
                     12) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                     13) Any remainder to the Class R Certificates.

                            -------------------------------------------------------
                            |                                                      |
                            |                          II A-1                      |
                            |                                                      |
                            -------------------------------------------------------
                            |              |             |           |             |
                            |    5 YEARS   |   II B-1    |   II B-2  |   II B-3    |
                            |              |             |           |             |
                            -------------------------------------------------------







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 9


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


                   CLASS II B DISTRIBUTION TEST IS NOT MET:

                   1)   Current interest and any previously unreimbursed interest to Classes II A-1 Certificates;
                   2)   100% of principal payments sequentially to Class II A-1 until such class is reduced to zero;
                   3)   Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
                   4)   100% of principal payments to Class II B-1 until such Class is reduced to zero;
                   5)   Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
                   6)   100% of principal payments to Class II B-2 until such Class is reduced to zero;
                   7)   Current interest and any previously unreimbursed interest to Class II B-3 Certificates;
                   8)   100% of principal payments to Class II B-3 until such Class is reduced to zero;
                   9)   Excess cashflow to the Class II A-1 to build O/C;
                   10)  Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates;
                   11)  Excess cashflow up the New Funds Cap Carryover Amount to the applicable Certificateholders;
                   12)  So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of
                        1.25% and the pool scheduled principal balance to the Servicer;
                   13)  Any remainder to the Class R Certificates.


                        ---------------------------------------------------------------------------------
                        |                                          |            |           |            |
                        |        II A-1                            |    II B-1  |   II B-2  |   II B-3   |
                        |                                          |            |           |            |
                        ---------------------------------------------------------------------------------


Class II B Distribution
Test:              The Class II B Distribution Test is met if
                   1)  Remittance Date is on or after June 2005
                   2)  Class II B Percentage + O/C is at least  [50.0%]
                   3)  Cumulative Realized Losses do not exceed [7]% for year 2005 , [8]% for year 2006, and [9]%
                       for year 2007 and beyond of the Original Principal Balance of the Group II Contracts
                   4)  Current Realized Loss Ratio does not exceed  [2.75]%
                   5)  Average 60 Day Delinquency Ratio does not exceed  [5]%
                   6)  Average 30 Day Delinquency Ratio does not exceed  [7]%
                   7)  Sum of Class II B-3 Principal Balance + O/C must not be less than [$1,192,271] (which represents approximately 2% of the Total Original Group II Pool Principal Balance).

Cleanup            Call: The Servicer may call the Certificates at par plus accrued interest after the aggregate remaining pool balance of both Groups is less than 10% of the Cut-off Date pool principal balance.

Payment Date:      The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in June 2000.

Interest Accrual:  Interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I M-1, I B-1 and I B-2
                   certificates. For the Class I A-1 certificates and the Group II Certificates, interest will accrue from the 7th day of the preceding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment
                   Date for the class I A-1 certificates and the Group II Certificates. For the Class I A-1
                   certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 10


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------

ERISA Considerations:      The Class I A-1, I A-2, I A-3, and I A-4 Certificates and the Class II A-1 will be
                           ERISA eligible. The Class I A-5, Class I M-1, I B-1 and I B-2 Certificates and the Class II B-1, II
                           B-2, and II B-3 are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA                      Considerations: The Class II A-1 and II B-1 Certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 "SMMEA".

Prospectus:                The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                           Supplement (together, the "Prospectus").  Complete information with respect to the
                           Certificates and the Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:       Call the ABS trading desk at (212)325-2747, John Herbert at (212)325-2412, Susan Menkhaus
                           at (212)325-3475 or Mimi Huang at (212)325-1251 with questions.


                                                                       Group I                              Group II
Type of Collateral:                                                      FIXED                                   ARM
Amount:                                                        $285,906,411.28                        $59,613,570.25
Average Unpaid Prin. Balance:                                       $33,462.83                            $45,786.15
Maximum Original Balance:                                          $250,000.00                           $133,656.00
WAC:                                                                   11.353%                               10.008%
Coupon Range:                                                7.990% -  18.000%                     7.990% -  16.490%
WAM:                                                                       231                                   261
Weighted Average Original Term:                                            244                                   262
WA LTV:                                                                85.738%                               85.144%
New:                                                                    64.60%                                97.72%
Used:                                                                   35.40%                                 2.28%
Single:                                                                 51.14%                                34.46%
Multi:                                                                  39.32%                                65.54%
Site Built:                                                              9.54%                                 0.00%








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                   PAGE 11


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------

Projected Available Funds Cap of GROUP II:

 (GROSS COUPON - [75]bp CARVE-OUT, using 30/360 Day Count)

* Assuming VMF is the servicer


        Bond       Bond
      Period        Date    Coupon Paid
            1    6/7/2000       9.258
            2    7/7/2000       9.258
            3    8/7/2000      10.008
            4    9/7/2000      10.008
            5   10/7/2000      10.008
            6   11/7/2000      10.008
            7   12/7/2000      10.008
            8    1/7/2001      10.008
            9    2/7/2001      10.008
           10    3/7/2001      10.008
           11    4/7/2001      10.334
           12    5/7/2001      10.792
           13    6/7/2001      11.545
           14    7/7/2001      11.545
           15    8/7/2001      11.545
           16    9/7/2001      11.545
           17   10/7/2001      11.545
           18   11/7/2001      11.545
           19   12/7/2001      11.545
           20    1/7/2002      11.545
           21    2/7/2002      11.545
           22    3/7/2002      11.545
           23    4/7/2002      11.779
           24    5/7/2002      12.178
           25    6/7/2002      12.934
           26    7/7/2002      12.934
           27    8/7/2002      12.934
           28    9/7/2002      12.934
           29   10/7/2002      12.934
           30   11/7/2002      12.934
           31   12/7/2002      12.934
           32    1/7/2003      12.934
           33    2/7/2003      12.934
           34    3/7/2003      12.934
           35    4/7/2003      12.934
           36    5/7/2003      12.934
           37    6/7/2003      13.118
           38    7/7/2003      13.118
           39    8/7/2003      13.118
           40    9/7/2003      13.118
           41   10/7/2003      13.118
           42   11/7/2003      13.118
           43   12/7/2003      13.118
           44    1/7/2004      13.118
           45    2/7/2004      13.118









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                   PAGE 12


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $81,000,000.00           BOND IA1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
                                                                                                          <C
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-24                               31.1            33.5            35.8            40.6            43.1
       99-24+                              29.9            32.1            34.3            38.8            41.1
       99-25                               28.7            30.8            32.8            37.1            39.2
       99-25+                              27.5            29.4            31.4            35.3            37.3

       99-26                               26.3            28.1            29.9            33.5            35.3
       99-26+                              25.1            26.7            28.4            31.7            33.4
       99-27                               23.9            25.4            26.9            29.9            31.4
       99-27+                              22.7            24.1            25.4            28.1            29.5

       99-28                               21.6            22.7            23.9            26.3            27.5
       99-28+                              20.4            21.4            22.4            24.5            25.6
       99-29                               19.2            20.0            20.9            22.7            23.6
       99-29+                              18.0            18.7            19.4            20.9            21.7

       99-30                               16.8            17.4            17.9            19.1            19.8
       99-30+                              15.6            16.0            16.5            17.4            17.8
       99-31                               14.4            14.7            15.0            15.6            15.9
       99-31+                              13.2            13.3            13.5            13.8            13.9

       100-00                              12.0            12.0            12.0            12.0            12.0
       100-00+                             10.8            10.7            10.5            10.2            10.1
       100-01                               9.6             9.3             9.0             8.4             8.1
       100-01+                              8.4             8.0             7.5             6.6             6.2

Avg Life                                   1.38            1.22            1.09            0.90            0.83
First Pay                                Jun-00          Jun-00          Jun-00          Jun-00          Jun-00
Last Pay                                 Apr-03          Dec-02          Sep-02          Apr-02          Feb-02









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 13


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $50,000,000.00           BOND IA2 YIELD TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-24                              8.133           8.136           8.140           8.146           8.150
       99-24+                             8.128           8.131           8.134           8.139           8.142
       99-25                              8.123           8.125           8.128           8.132           8.134
       99-25+                             8.118           8.120           8.122           8.125           8.127

       99-26                              8.114           8.115           8.116           8.118           8.119
       99-26+                             8.109           8.109           8.110           8.111           8.112
       99-27                              8.104           8.104           8.104           8.104           8.104
       99-27+                             8.099           8.098           8.098           8.097           8.096

       99-28                              8.094           8.093           8.092           8.090           8.089
       99-28+                             8.089           8.088           8.086           8.083           8.081
       99-29                              8.084           8.082           8.080           8.076           8.074
       99-29+                             8.079           8.077           8.074           8.069           8.066

       99-30                              8.074           8.071           8.068           8.062           8.058
       99-30+                             8.070           8.066           8.062           8.055           8.051
       99-31                              8.065           8.061           8.056           8.048           8.043
       99-31+                             8.060           8.055           8.050           8.041           8.036

       100-00                             8.055           8.050           8.044           8.034           8.028
       100-00+                            8.050           8.044           8.039           8.027           8.021
       100-01                             8.045           8.039           8.033           8.020           8.013
       100-01+                            8.040           8.034           8.027           8.013           8.005

       100-02                             8.035           8.028           8.021           8.006           7.998
       100-02+                            8.030           8.023           8.015           7.999           7.990
       100-03                             8.026           8.017           8.009           7.992           7.983
       100-03+                            8.021           8.012           8.003           7.985           7.975

Avg Life                                   3.85            3.43            3.08            2.55            2.34
First Pay                                Apr-03          Dec-02          Sep-02          Apr-02          Feb-02
Last Pay                                 May-05          Nov-04          Jun-04          Sep-03          Jun-03









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                   PAGE 14


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $50,000,000.00           BOND IA3 YIELD TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-24                              8.318           8.320           8.322           8.326           8.328
       99-24+                             8.315           8.317           8.318           8.322           8.324
       99-25                              8.312           8.313           8.315           8.317           8.319
       99-25+                             8.309           8.310           8.311           8.313           8.314

       99-26                              8.306           8.306           8.307           8.308           8.309
       99-26+                             8.303           8.303           8.303           8.304           8.304
       99-27                              8.299           8.299           8.299           8.299           8.299
       99-27+                             8.296           8.296           8.295           8.295           8.294

       99-28                              8.293           8.292           8.292           8.290           8.289
       99-28+                             8.290           8.289           8.288           8.286           8.284
       99-29                              8.287           8.285           8.284           8.281           8.280
       99-29+                             8.284           8.282           8.280           8.276           8.275

       99-30                              8.281           8.279           8.276           8.272           8.270
       99-30+                             8.278           8.275           8.273           8.267           8.265
       99-31                              8.274           8.272           8.269           8.263           8.260
       99-31+                             8.271           8.268           8.265           8.258           8.255

       100-00                             8.268           8.265           8.261           8.254           8.250
       100-00+                            8.265           8.261           8.257           8.249           8.245
       100-01                             8.262           8.258           8.253           8.245           8.241
       100-01+                            8.259           8.254           8.250           8.240           8.236

       100-02                             8.256           8.251           8.246           8.236           8.231
       100-02+                            8.252           8.247           8.242           8.231           8.226
       100-03                             8.249           8.244           8.238           8.226           8.221
       100-03+                            8.246           8.240           8.234           8.222           8.216


Avg Life                                   6.77            5.92            5.23            4.22            3.88
First Pay                                May-05          Nov-04          Jun-04          Sep-03          Jun-03
Last Pay                                 Apr-09          Apr-08          May-07          Nov-05          Apr-05









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                  PAGE 15


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $47,722,000.00           BOND IA4 YIELD TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700%
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-24                              8.343           8.344           8.345           8.347           8.349
       99-24+                             8.341           8.342           8.343           8.344           8.346
       99-25                              8.339           8.340           8.340           8.342           8.343
       99-25+                             8.337           8.337           8.338           8.339           8.339

       99-26                              8.335           8.335           8.335           8.336           8.336
       99-26+                             8.333           8.333           8.333           8.333           8.333
       99-27                              8.331           8.331           8.330           8.330           8.330
       99-27+                             8.328           8.328           8.328           8.328           8.327

       99-28                              8.326           8.326           8.326           8.325           8.324
       99-28+                             8.324           8.324           8.323           8.322           8.321
       99-29                              8.322           8.321           8.321           8.319           8.318
       99-29+                             8.320           8.319           8.318           8.316           8.315

       99-30                              8.318           8.317           8.316           8.314           8.312
       99-30+                             8.315           8.314           8.313           8.311           8.309
       99-31                              8.313           8.312           8.311           8.308           8.306
       99-31+                             8.311           8.310           8.309           8.305           8.303

       100-00                             8.309           8.308           8.306           8.302           8.300
       100-00+                            8.307           8.305           8.304           8.300           8.297
       100-01                             8.305           8.303           8.301           8.297           8.294
       100-01+                            8.303           8.301           8.299           8.294           8.291

       100-02                             8.300           8.298           8.296           8.291           8.288
       100-02+                            8.298           8.296           8.294           8.288           8.285
       100-03                             8.296           8.294           8.291           8.286           8.282
       100-03+                            8.294           8.292           8.289           8.283           8.279


Avg Life                                  11.79           10.69            9.71            7.93            7.12
First Pay                                Apr-09          Apr-08          May-07          Nov-05          Apr-05
Last Pay                                 Oct-14          Oct-13          Jan-13          Sep-11          Feb-11








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                  PAGE 16


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $14,295,000.00           BOND IA5 YIELD TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-24                              8.590           8.591           8.591           8.592           8.592
       99-24+                             8.588           8.589           8.589           8.589           8.590
       99-25                              8.586           8.586           8.587           8.587           8.587
       99-25+                             8.584           8.584           8.585           8.585           8.585

       99-26                              8.582           8.582           8.583           8.583           8.583
       99-26+                             8.580           8.580           8.580           8.581           8.581
       99-27                              8.578           8.578           8.578           8.578           8.578
       99-27+                             8.576           8.576           8.576           8.576           8.576

       99-28                              8.575           8.574           8.574           8.574           8.574
       99-28+                             8.573           8.572           8.572           8.572           8.571
       99-29                              8.571           8.570           8.570           8.569           8.569
       99-29+                             8.569           8.568           8.568           8.567           8.567

       99-30                              8.567           8.566           8.566           8.565           8.564
       99-30+                             8.565           8.564           8.564           8.563           8.562
       99-31                              8.563           8.562           8.562           8.560           8.560
       99-31+                             8.561           8.560           8.560           8.558           8.558

       100-00                             8.559           8.558           8.558           8.556           8.555
       100-00+                            8.557           8.556           8.555           8.554           8.553
       100-01                             8.555           8.554           8.553           8.552           8.551
       100-01+                            8.553           8.552           8.551           8.549           8.548

       100-02                             8.551           8.550           8.549           8.547           8.546
       100-02+                            8.549           8.548           8.547           8.545           8.544
       100-03                             8.547           8.546           8.545           8.543           8.541
       100-03+                            8.545           8.544           8.543           8.540           8.539

Avg Life                                  14.35           13.35           12.60           11.27           10.69
First Pay                                Oct-14          Oct-13          Jan-13          Jun-11          Feb-11
Last Pay                                 Oct-14          Oct-13          Jan-13          Jun-11          Feb-11









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 17


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
-------------------------------------------------------------------------------



DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $11,437,000.00           BOND IM1 YIELD TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-24                              9.100           9.100           9.100           9.101           9.101
       99-24+                             9.097           9.098           9.098           9.098           9.098
       99-25                              9.095           9.095           9.095           9.095           9.095
       99-25+                             9.092           9.092           9.092           9.093           9.093

       99-26                              9.090           9.090           9.090           9.090           9.090
       99-26+                             9.087           9.087           9.087           9.087           9.087
       99-27                              9.085           9.084           9.084           9.084           9.084
       99-27+                             9.082           9.082           9.082           9.082           9.081

       99-28                              9.079           9.079           9.079           9.079           9.079
       99-28+                             9.077           9.077           9.076           9.076           9.076
       99-29                              9.074           9.074           9.074           9.073           9.073
       99-29+                             9.072           9.071           9.071           9.070           9.070

       99-30                              9.069           9.069           9.068           9.068           9.067
       99-30+                             9.067           9.066           9.066           9.065           9.065
       99-31                              9.064           9.064           9.063           9.062           9.062
       99-31+                             9.062           9.061           9.060           9.059           9.059

       100-00                             9.059           9.058           9.058           9.057           9.056
       100-00+                            9.057           9.056           9.055           9.054           9.053
       100-01                             9.054           9.053           9.052           9.051           9.051
       100-01+                            9.052           9.051           9.050           9.048           9.048

       100-02                             9.049           9.048           9.047           9.046           9.045
       100-02+                            9.046           9.045           9.044           9.043           9.042
       100-03                             9.044           9.043           9.042           9.040           9.039
       100-03+                            9.041           9.040           9.039           9.037           9.037

Avg Life                                   9.90            9.44            9.06            8.40            8.12
First Pay                                Jun-05          Jun-05          Jun-05          Jun-05          Jun-05
Last Pay                                 Oct-14          Oct-13          Jan-13          Sep-11          Feb-11








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 18


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
----------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $11,437,000.00           BOND IB1 YIELD TABLE
YIELD TABLE DATE: 05/31/00

                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250


       99-00                              9.608           9.611           9.613           9.618           9.619
       99-00+                             9.605           9.607           9.610           9.614           9.616
       99-01                              9.601           9.604           9.606           9.610           9.612
       99-01+                             9.598           9.600           9.603           9.607           9.608

       99-02                              9.594           9.597           9.599           9.603           9.605
       99-02+                             9.591           9.593           9.596           9.600           9.601
       99-03                              9.587           9.590           9.592           9.596           9.598
       99-03+                             9.584           9.587           9.589           9.592           9.594

       99-04                              9.581           9.583           9.585           9.589           9.590
       99-04+                             9.577           9.580           9.582           9.585           9.587
       99-05                              9.574           9.576           9.578           9.582           9.583
       99-05+                             9.570           9.573           9.575           9.578           9.579

       99-06                              9.567           9.569           9.571           9.574           9.576
       99-06+                             9.564           9.566           9.568           9.571           9.572
       99-07                              9.560           9.562           9.564           9.567           9.569
       99-07+                             9.557           9.559           9.561           9.564           9.565

       99-08                              9.553           9.555           9.557           9.560           9.561
       99-08+                             9.550           9.552           9.554           9.557           9.558
       99-09                              9.547           9.549           9.550           9.553           9.554
       99-09+                             9.543           9.545           9.547           9.549           9.551

       99-10                              9.540           9.542           9.543           9.546           9.547
       99-10+                             9.536           9.538           9.540           9.542           9.543
       99-11                              9.533           9.535           9.536           9.539           9.540
       99-11+                             9.530           9.531           9.533           9.535           9.536

Avg Life                                   6.43            6.29            6.17            5.98            5.90
First Pay                                Jun-05          Jun-05          Jun-05          Jun-05          Jun-05
Last Pay                                 Jun-08          Mar-08          Dec-07          Jul-07          May-07


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 19


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
----------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $20,015,411.00           BOND IB2 YIELD TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700
           PRICING SPEED
             GP I                           150             175             200             250             275
            GP II                           250             250             250             250             250

       95-08                             10.120          10.141          10.160          10.198          10.218
       95-08+                            10.118          10.138          10.157          10.196          10.215
       95-09                             10.115          10.136          10.155          10.193          10.212
       95-09+                            10.113          10.133          10.152          10.190          10.209

       95-10                             10.111          10.131          10.150          10.188          10.206
       95-10+                            10.108          10.128          10.147          10.185          10.204
       95-11                             10.106          10.126          10.145          10.182          10.201
       95-11+                            10.103          10.123          10.142          10.179          10.198

       95-12                             10.101          10.121          10.139          10.177          10.195
       95-12+                            10.098          10.118          10.137          10.174          10.193
       95-13                             10.096          10.116          10.134          10.171          10.190
       95-13+                            10.093          10.113          10.132          10.169          10.187

       95-14                             10.091          10.111          10.129          10.166          10.184
       95-14+                            10.089          10.108          10.127          10.163          10.181
       95-15                             10.086          10.106          10.124          10.161          10.179
       95-15+                            10.084          10.103          10.121          10.158          10.176

       95-16                             10.081          10.101          10.119          10.155          10.173
       95-16+                            10.079          10.098          10.116          10.152          10.170
       95-17                             10.076          10.096          10.114          10.150          10.168
       95-17+                            10.074          10.093          10.111          10.147          10.165

       95-18                             10.072          10.091          10.109          10.144          10.162
       95-18+                            10.069          10.088          10.106          10.142          10.159
       95-19                             10.067          10.086          10.103          10.139          10.156
       95-19+                            10.064          10.083          10.101          10.136          10.154

First Payment                             11.88           11.24           10.71            9.79            9.40
Average Life                             Jun-08          Mar-08          Dec-07          Jul-07          May-07
Last Payment                             Oct-14          Oct-13          Jan-13          Sep-11          Feb-11




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit
Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment.
Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 20





Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
----------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $48,286,000.00           BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700, 5 YEAR CMT 6.7600
           PRICING SPEED
             GP I                           200             200             200             200             200
            GP II                           175             200             250             275             300

       99-24                               36.3            36.8            37.8            38.3            38.8
       99-24+                              35.9            36.4            37.3            37.7            38.3
       99-25                               35.5            36.0            36.8            37.2            37.7
       99-25+                              35.1            35.5            36.3            36.7            37.2

       99-26                               34.7            35.1            35.8            36.2            36.6
       99-26+                              34.4            34.7            35.3            35.7            36.1
       99-27                               34.0            34.2            34.8            35.2            35.5
       99-27+                              33.6            33.8            34.4            34.6            35.0

       99-28                               33.2            33.4            33.9            34.1            34.4
       99-28+                              32.8            33.0            33.4            33.6            33.9
       99-29                               32.4            32.5            32.9            33.1            33.3
       99-29+                              32.0            32.1            32.4            32.6            32.8

       99-30                               31.6            31.7            31.9            32.1            32.2
       99-30+                              31.2            31.3            31.4            31.5            31.6
       99-31                               30.8            30.8            31.0            31.0            31.1
       99-31+                              30.4            30.4            30.5            30.5            30.5

       100-00                              30.0            30.0            30.0            30.0            30.0
       100-00+                             29.6            29.6            29.5            29.5            29.4
       100-01                              29.2            29.1            29.0            29.0            28.9
       100-01+                             28.8            28.7            28.5            28.5            28.3

       100-02                              28.4            28.3            28.1            27.9            27.8
       100-02+                             28.0            27.9            27.6            27.4            27.2
        100-03                             27.6            27.5            27.1            26.9             26.7
        100-03+                            27.2            27.0            26.6            26.4             26.2

Average Life                               5.11            4.70            4.02            3.73             3.45
First Payment                            Jun-00          Jun-00          Jun-00          Jun-00           Jun-00
Last Payment                             Aug-13          Jun-13          Jan-13          Dec-12           Oct-12





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit
Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment.
Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 21





Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
----------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $4,471,000.00           BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700, 5 YEAR CMT 6.7600
           PRICING SPEED
             GP I                           200             200             200             200             200
            GP II                           175             200             250             275             300


       99-24                               58.9            59.3            59.9            60.2            60.3
       99-24+                              58.7            59.0            59.6            59.9            60.0
       99-25                               58.4            58.7            59.3            59.6            59.7
       99-25+                              58.2            58.5            59.0            59.2            59.3

       99-26                               57.9            58.2            58.7            58.9            59.0
       99-26+                              57.7            57.9            58.4            58.6            58.7
       99-27                               57.4            57.7            58.1            58.3            58.3
       99-27+                              57.2            57.4            57.8            57.9            58.0

       99-28                               57.0            57.1            57.5            57.6            57.7
       99-28+                              56.7            56.9            57.2            57.3            57.3
       99-29                               56.5            56.6            56.9            57.0            57.0
       99-29+                              56.2            56.3            56.5            56.6            56.7

       99-30                               56.0            56.1            56.2            56.3            56.3
       99-30+                              55.7            55.8            55.9            56.0            56.0
       99-31                               55.5            55.5            55.6            55.6            55.7
       99-31+                              55.2            55.3            55.3            55.3            55.3

       100-00                              55.0            55.0            55.0            55.0            55.0
       100-00+                             54.8            54.7            54.7            54.7            54.7
       100-01                              54.5            54.5            54.4            54.4            54.3
       100-01+                             54.3            54.2            54.1            54.0            54.0

       100-02                              54.0            53.9            53.8            53.7            53.7
       100-02+                             53.8            53.7            53.5            53.4            53.3
       100-03                              53.5            53.4            53.2            53.1            53.0
       100-03+                             53.3            53.1            52.8            52.7            52.7

Average Life                               8.47            7.58            6.23            5.83            5.67
First Payment                            Apr-07          Jul-06          Jun-05          Jul-05          Jul-05
Last Payment                             Oct-10          Oct-09          Feb-08          Jul-07          Dec-06








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 22



Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
----------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $3,577,000.00           BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700, 5 YEAR CMT 6.7600
           PRICING SPEED
             GP I                           200             200              200             200             200
            GP II                           175             200              250             275             300


        99-24                             213.3           213.5            213.9           214.1           214.3
        99-24+                            213.1           213.3            213.6           213.8           214.1
        99-25                             212.9           213.0            213.4           213.6           213.8
        99-25+                            212.7           212.8            213.2           213.3           213.5

        99-26                             212.5           212.6            212.9           213.1           213.2
        99-26+                            212.3           212.4            212.7           212.8           213.0
        99-27                             212.1           212.2            212.4           212.6           212.7
        99-27+                            211.9           212.0            212.2           212.3           212.4

        99-28                             211.7           211.7            211.9           212.1           212.2
        99-28+                            211.5           211.5            211.7           211.8           211.9
        99-29                             211.2           211.3            211.5           211.5           211.6
        99-29+                            211.0           211.1            211.2           211.3           211.4

        99-30                             210.8           210.9            211.0           211.0           211.1
        99-30+                            210.6           210.7            210.7           210.8           210.8
        99-31                             210.4           210.4            210.5           210.5           210.5
        99-31+                            210.2           210.2            210.2           210.3           210.3

        100-00                            210.0           210.0            210.0           210.0           210.0
        100-00+                           209.8           209.8            209.8           209.7           209.7
        100-01                            209.6           209.6            209.5           209.5           209.5
        100-01+                           209.4           209.3            209.3           209.2           209.2

       100-02                             209.2           209.1           209.0           209.0           208.9
       100-02+                            209.0           208.9           208.8           208.7           208.6
       100-03                             208.8           208.7           208.5           208.5           208.4
       100-03+                            208.6           208.5            208.3           208.2           208.1

Average Life                              12.16           11.23            9.38            8.63            7.97
First Payment                            Oct-10          Oct-09          Feb-08          Jul-07          Dec-06
Last Payment                             Aug-13          Jun-13           Nov-11          Jan-11          Mar-10








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 23





Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates,
Series 2000B $345,519,981 (approximate)
----------------------------------------------------------------------------


DATED DATE: 05/31/00
CURRENT COUPON: TBD                                       VMF 00-B
FIRST PAYMENT: 06/07/00
ORIGINAL BALANCE: $3,279,570.00           BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 05/31/00
                                                 ASSUMED CONSTANT LIBOR-1M 6.5700, 5 YEAR CMT 6.7600
           PRICING SPEED
             GP I                           200             200             200             200             200
            GP II                           175             200             250             275             300


       99-24                              243.2           243.2           243.3           243.4           243.4
       99-24+                             243.0           243.0           243.1           243.2           243.2
       99-25                              242.8           242.8           242.9           242.9           243.0
       99-25+                             242.6           242.6           242.7           242.7           242.8

       99-26                              242.4           242.4           242.5           242.5           242.6
       99-26+                             242.2           242.2           242.3           242.3           242.4
       99-27                              242.0           242.0           242.1           242.1           242.2
       99-27+                             241.8           241.8           241.9           241.9           241.9

       99-28                              241.6           241.6           241.7           241.7           241.7
       99-28+                             241.4           241.4           241.4           241.5           241.5
       99-29                              241.2           241.2           241.2           241.3           241.3
       99-29+                             241.0           241.0           241.0           241.1           241.1

       99-30                              240.8           240.8           240.8           240.8           240.9
       99-30+                             240.6           240.6           240.6           240.6           240.6
       99-31                              240.4           240.4           240.4           240.4           240.4
       99-31+                             240.2           240.2           240.2           240.2           240.2

       100-00                             240.0           240.0           240.0           240.0           240.0
       100-00+                            239.8           239.8           239.8           239.8           239.8
       100-01                             239.6           239.6           239.6           239.6           239.6
       100-01+                            239.4           239.4           239.4           239.4           239.4

       100-02                             239.2           239.2           239.2           239.2           239.1
       100-02+                            239.0           239.0           239.0           238.9           238.9
       100-03                             238.8           238.8           238.8           238.7           238.7
       100-03+                            238.6           238.6           238.6           238.5           238.5

Average Life                              13.19           13.02           12.47           12.13           11.66
First Payment                            Aug-13          Jun-13          Nov-11          Jan-11          Mar-10
Last Payment                             Aug-13          Jun-13          Jan-13          Dec-12          Oct-12








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 24





Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Group I Loan Group (Fixed)   $285,906,411.28

Cut Off Date of Tape:  4/25/00

-----------------------------------------------------------------------------

Number of Mortgage Loans:                                   8,544

Aggregate Unpaid Principal Balance:               $285,906,411.28
Aggregate Original Principal Balance:             $289,930,272.92

Weighted Average Gross Coupon:                            11.353%
Gross Coupon Range:                             7.990% -  18.000%
-----------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $33,462.83
Average Original Principal Balance:                    $33,933.79

Maximum Unpaid Principal Balance:                     $248,049.58
Minimum Unpaid Principal Balance:                       $4,086.81

Maximum Original Principal Balance:                   $250,000.00
Minimum Original Principal Balance:                     $4,996.98

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         231.433
Stated Rem Term Range:                          25.000 -  360.000

Weighted Average Age :                                     12.384
Age Range:                                       0.000 -  264.000

Weighted Average Original Term:                           243.818
Original Term Range:                            27.000 -  360.000

Weighted Average Original LTV:                             85.738
Original LTV Range:                            10.058% - 100.000%

--------------------------------------------------------------------



Greatest Zip Code Concentration
ZIP   76208   33 Loans      0.37         $1,052,836


New                        64.60      $184,699,944
Used                       35.40      $101,206,467


Multi-section              39.32      $112,420,216
Single-section             51.14      $146,221,900
Site Built                  9.54       $27,264,296


Not Parked                 57.46      $164,284,289
Parked                     33.00       $94,357,827
Site Built                  9.54       $27,264,296








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 25


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Geographical Distribution of Manufactured Homes as of Origination -  Group I Contracts


                                                           Percentage of
                                             Aggregate      Cut-Off Date
                             Number of         Unpaid        Aggregate
                              Mortgage        Principal       Principal
     State                     Loans           Balance         Balance
 Alabama                           269       $ 7,707,758        2.70%
 Arizona                           151         5,876,738        2.06
 Arkansas                          132         4,565,609        1.60
 California                         20           885,406        0.31
 Colorado                           85         3,204,890        1.12
 Connecticut                         4           377,991        0.13
 Delaware                           28           784,182        0.27
 Florida                           354        15,112,101        5.29
 Georgia                           268         8,979,969        3.14
 Idaho                               3           119,096        0.04
 Illinois                           30           850,679        0.30
 Indiana                            88         2,751,858        0.96
 Iowa                               76         2,494,366        0.87
 Kansas                             35         1,217,803        0.43
 Kentucky                          371        11,395,948        3.99
 Louisiana                         363        10,999,023        3.85
 Maine                              23           684,083        0.24
 Maryland                           18           885,997        0.31
 Massachusetts                       8           720,253        0.25
 Michigan                          142         5,044,603        1.76
 Minnesota                          71         2,441,536        0.85
 Mississippi                       285         7,727,579        2.70
 Missouri                          153         4,647,232        1.63
 Montana                            19           697,389        0.24
 Nebraska                           14           395,205        0.14
 Nevada                              5           256,836        0.09
 New Hampshire                      12           369,917        0.13
 New Jersey                         20         1,976,811        0.69
 New Mexico                        148         4,874,045        1.70
 New York                          126         8,495,095        2.97
 North Carolina                  1,203        39,967,300       13.98
 North Dakota                       10           308,389        0.11
 Ohio                              197         6,341,698        2.22
 Oklahoma                           81         2,561,305        0.90
 Oregon                             18           757,542        0.26
 Pennsylvania                       61         2,223,627        0.78
 South Carolina                    751        23,637,837        8.27
 South Dakota                        4           116,617        0.04
 Tennessee                         987        30,524,572       10.68
 Texas                           1,422        47,872,260       16.74
 Utah                                3           102,268        0.04
 Vermont                             3            84,023        0.03
 Virginia                          336        10,773,402        3.77
 Washington                         11           417,302        0.15
 West Virginia                      97         2,488,641        0.87
 Wisconsin                          21           625,066        0.22
 Wyoming                            18           564,567        0.20

-----------------------------------------------------------------------------
TOTAL                            8,544      $285,906,411      100.00%








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 26




Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Years of Origination of Contracts - Group I Contracts

                                                      Percentage of
                                       Aggregate      Cut-Off Date
                          Number of     Unpaid          Aggregate
  Year of                 Mortgage     Principal        Principal
Origination                 Loans       Balance          Balance

 1978                        1       $    17,061         0.01%
 1986                        1            34,464         0.01
 1990                       43           501,043         0.18
 1991                       55           713,144         0.25
 1992                       11           243,963         0.09
 1993                        5            91,071         0.03
 1994                        8           315,584         0.11
 1995                       20           840,804         0.29
 1996                    1,621        47,248,470        16.53
 1997                      385        11,709,994         4.10
 1998                      369        22,977,580         8.04
 1999                      242        12,864,348         4.50
 2000                    5,783       188,348,885        65.88
--------------------------------------------------------------------------
TOTAL                    8,544      $285,906,411       100.00%
==========================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Distribution of Original Amounts - Group I Contracts

                                                            Percentage of
              Original                       Aggregate       Cut-Off Date
              Mortgage           Number of     Unpaid         Aggregate
                Loan             Mortgage     Principal       Principal
              Balance              Loans       Balance         Balance

 $       0.00 - $   5,000.00         1      $      4,960       0.00%
 $   5,000.01 - $  10,000.00       158         1,304,646       0.46
 $  10,000.01 - $  15,000.00       510         6,341,070       2.22
 $  15,000.01 - $  20,000.00       992        16,747,818       5.86
 $  20,000.01 - $  25,000.00     1,189        26,162,827       9.15
 $  25,000.01 - $  30,000.00     1,532        41,396,930      14.48
 $  30,000.01 - $  35,000.00     1,309        41,790,288      14.62
 $  35,000.01 - $  40,000.00       803        29,585,537      10.35
 $  40,000.01 - $  45,000.00       529        22,187,768       7.76
 $  45,000.01 - $  50,000.00       398        18,700,518       6.54
 $  50,000.01 - $  55,000.00       271        14,251,140       4.98
 $  55,000.01 - $  60,000.00       208        11,899,462       4.16
 $  60,000.01 - $  65,000.00       158         9,826,521       3.44
 $  65,000.01 - $  70,000.00       118         7,936,612       2.78
 $  70,000.01 - $  75,000.00        74         5,356,654       1.87
 $  75,000.01 - $  80,000.00        56         4,309,456       1.51
 $  80,000.01 - $  85,000.00        32         2,629,459       0.92
 $  85,000.01 - $  90,000.00        32         2,783,426       0.97
 $  90,000.01 - $  95,000.00        18         1,659,886       0.58
 $  95,000.01 - $ 100,000.00        22         2,142,174       0.75
 $ 100,000.01 - $ 105,000.00        15         1,471,070       0.51
 $ 105,000.01 - $ 110,000.00        13         1,390,226       0.49
 $ 110,000.01 - $ 115,000.00        19         2,095,865       0.73
 $ 115,000.01 - $ 120,000.00         9         1,053,999       0.37
 $ 120,000.01 - $ 125,000.00         5           614,468       0.21
 $ 125,000.01 - $ 130,000.00        10         1,242,824       0.43
 $ 130,000.01 - $ 135,000.00         7           920,534       0.32
 $ 135,000.01 - $ 140,000.00         4           542,795       0.19
 $ 140,000.01 - $ 145,000.00         8         1,134,260       0.40
 $ 145,000.01 - $ 150,000.00         3           442,328       0.15
 $ 150,000.01 - $ 155,000.00         3           454,613       0.16
 $ 155,000.01 - $ 160,000.00         3           471,624       0.16
 $ 160,000.01 - $ 165,000.00         3           484,596       0.17
 $ 165,000.01 - $ 170,000.00         4           664,714       0.23
 $ 170,000.01 or greater            28         5,905,344       2.07
-------------------------------------------------------------------------------
 TOTAL                           8,544      $285,906,411     100.00%
===============================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 28


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Distribution of Original Loan-to-Value Ratios - Group I Contracts


                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

   Less than 61.000%             349      $  8,965,884         3.14%
  61.000% -  65.999%             189         5,516,766         1.93
  66.000% -  70.999%             271         9,137,336         3.20
  71.000% -  75.999%             452        15,707,861         5.49
  76.000% -  80.999%             749        29,277,212        10.24
  81.000% -  85.999%           1,280        43,091,519        15.07
  86.000% -  90.999%           2,783        97,756,207        34.19
  91.000% - 100.000%           2,471        76,453,628        26.74
----------------------------------------------------------------------------
 TOTAL                         8,544      $285,906,411       100.00%
============================================================================




Cut-off Date Contract Rate - Group I Contracts

                                                                 Percentage of
                                                    Aggregate     Cut-Off Date
         Gross Mortgage            Number of       Unpaid         Aggregate
         Interest Rate             Mortgage       Principal       Principal
             Range                   Loans         Balance         Balance


   0.000% -  8.000%                      44      $  2,244,706       0.79%
   8.001% -  9.000%                     238        12,509,447       4.38
   9.001% - 10.000%                   1,374        64,153,172      22.44
  10.001% - 11.000%                   1,784        61,641,776      21.56
  11.001% - 12.000%                   1,420        45,044,461      15.75
  12.001% - 13.000%                   2,109        61,264,497      21.43
  13.001% - 14.000%                     850        23,016,362       8.05
  14.001% - 15.000%                     603        13,649,431       4.77
  15.001% - 16.000%                      87         1,828,907       0.64
  16.001% - 17.000%                      16           332,306       0.12
  17.001% - 18.000%                      19           221,346       0.08
----------------------------------------------------------------------------
 TOTAL                                8,544      $285,906,411     100.00%
============================================================================






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.



Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Remaining Months to Maturity - Group I Contracts

                                                        Percentage of
                                       Aggregate         Cut-Off Date
                         Number of      Unpaid            Aggregate
                         Mortgage      Principal          Principal
      Remaining Term       Loans         Balance           Balance

     1 -  72                 334      $  4,413,586           1.54%
    73 -  84                 383         5,777,610           2.02
    85 - 120                 794        16,818,558           5.88
   121 - 156               1,079        26,041,395           9.11
   157 - 180               1,246        35,816,656          12.53
   181 - 240               2,557        90,274,237          31.57
   241 - 300               1,006        41,448,452          14.50
   301 - 360               1,145        65,315,916          22.85
-------------------------------------------------------------------
 TOTAL                     8,544      $285,906,411         100.00%
===================================================================


Distribution of Model Years - Group I Contracts

                                                          Percentage of
                                         Aggregate        Cut-Off Date
                        Number of         Unpaid            Aggregate
                        Mortgage         Principal          Principal
Model Year               Loans            Balance            Balance

   N/A                     14          $  478,412               0.17%
   1968                     1              18,784               0.01
   1969                     3              22,341               0.01
   1970                     6              67,963               0.02
   1971                     4              42,831               0.01
   1972                    12             135,920               0.05
   1973                     8             117,369               0.04
   1974                     9             206,991               0.07
   1975                    10             143,666               0.05
   1976                    10             150,276               0.05
   1977                    19             334,134               0.12
   1978                    25             362,748               0.13
   1979                    25             445,862               0.16
   1980                    34             620,572               0.22
   1981                    25             394,774               0.14
   1982                    40             614,484               0.21
   1983                    52             824,329               0.29
   1984                   103           1,729,880               0.61
   1985                   105           1,761,172               0.62
   1986                   109           1,902,465               0.67
   1987                   111           2,006,370               0.70
   1988                    96           1,885,631               0.66
   1989                   115           1,968,465               0.69
   1990                   134           2,506,923               0.88
   1991                   192           3,615,110               1.26
   1992                   189           3,949,490               1.38
   1993                   222           5,421,203               1.90
   1994                   271           7,485,024               2.62
   1995                   536          15,536,647               5.43
   1996                 1,556          46,608,099              16.30
   1997                 1,311          47,102,442              16.47
   1998                   645          28,091,080               9.83
   1999                   818          39,345,317              13.76
   2000                 1,734          70,009,639              24.49
-----------------------------------------------------------------------
 TOTAL                  8,544        $285,906,411             100.00%





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 30


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
------------------------------------------------------------------------------------------


Group II Loan Group (ARMs)   $59,613,570.25

Cut Off Date of Tape:  4/25/00

-------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,302

Index:                                                  5 Yr. CMT

Aggregate Unpaid Principal Balance:                $59,613,570.25
Aggregate Original Principal Balance:              $59,799,754.66
-------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.008%
Gross Coupon Range:                             7.990% -  16.490%
-------------------------------------------------------------------------------

Weighted Average Margin (Gross):                           6.354%
Gross Margin Range:                             4.180% -  16.040%

Weighted Average Life Cap (Gross):                        15.754%
Gross Life Cap Range:                          12.740% -  22.490%

Weighted Average Life Floor (Gross):                       6.354%
Gross Life Floor Range:                         4.180% -  16.040%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $45,786.15
Average Original Principal Balance:                    $45,929.15

Maximum Unpaid Principal Balance:                     $132,293.52
Minimum Unpaid Principal Balance:                       $5,477.60

Maximum Original Principal Balance:                   $133,656.00
Minimum Original Principal Balance:                     $5,918.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         260.891
Stated Rem Term Range:                          54.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            1.382
Age Range:                                       0.000 -  112.000

Weighted Average Original Term:                           262.273
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             85.144
Original LTV Range:                            29.864% - 100.000%

Weighted Average Periodic Interest Cap:                    1.537%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  11.278
Months to Interest Roll Range:                             1 - 14

Weighted Average Interest Roll Frequency:                  11.997
Interest Frequency Range:                                6 -   12
---------------------------------------------------------------------








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                       PAGE 31






Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------

Greatest Zip Code Concentration
ZIP  75098  26 loans    1.69      $1,005,881


New                    97.72     $58,255,594
Used                    2.28      $1,357,976

Multi-section          65.54     $39,069,757
Single-section         34.46     $20,543,813

Not Parked             73.27     $43,677,201
Parked                 26.73     $15,936,369








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Geographical Distribution of Manufactured Homes as of Origination -  Group II Contracts

                                                          Percentage of
                                             Aggregate     Cut-Off Date
                             Number of         Unpaid        Aggregate
                             Mortgage        Principal       Principal
     State                    Loans           Balance         Balance
 Alabama                             8       $   273,556      0.46%
 Arizona                            15           741,795      1.24
 Arkansas                            9           375,081      0.63
 California                          1            53,157      0.09
 Colorado                           21         1,136,872      1.91
 Delaware                            2           120,140      0.20
 Florida                            52         2,118,168      3.55
 Georgia                            19           671,142      1.13
 Indiana                             7           289,229      0.49
 Kentucky                           77         3,277,634      5.50
 Louisiana                          44         1,838,601      3.08
 Maryland                            2            91,469      0.15
 Mississippi                        10           437,112      0.73
 Missouri                            8           331,402      0.56
 New Mexico                         13           691,751      1.16
 New York                            1            48,408      0.08
 North Carolina                    298        15,013,875     25.19
 Ohio                                7           251,977      0.42
 Oklahoma                           14           524,141      0.88
 Pennsylvania                        4           292,049      0.49
 South Carolina                    122         6,097,070     10.23
 Tennessee                         221         9,746,204     16.35
 Texas                             244        10,051,967     16.86
 Virginia                           96         4,853,098      8.14
 West Virginia                       7           287,671      0.48
-------------------------------------------------------------------------
 TOTAL                           1,302       $59,613,570    100.00%
==========================================================================



Years of Origination of Contracts - Group II Contracts


                                                      Percentage of
                                    Aggregate         Cut-Off Date
                       Number of     Unpaid            Aggregate
  Year of               Mortgage     Principal          Principal
Origination              Loans       Balance            Balance

 1990                        3       $    33,418          0.06%
 1997                        4           174,175          0.29
 1998                       21           826,507          1.39
 1999                       46         2,350,283          3.94
 2000                    1,228        56,229,187         94.32
-------------------------------------------------------------------------
 TOTAL                   1,302       $59,613,570        100.00%
==========================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Distribution of Original Amounts - Group II Contracts


                                                            Percentage of
              Original                       Aggregate      Cut-Off Date
              Mortgage           Number of     Unpaid         Aggregate
                Loan             Mortgage     Principal       Principal
              Balance              Loans       Balance         Balance
 $   5,000.01 - $  10,000.00        2       $    11,770         0.02%
 $  10,000.01 - $  15,000.00        6            73,829         0.12
 $  15,000.01 - $  20,000.00       22           378,681         0.64
 $  20,000.01 - $  25,000.00       37           854,424         1.43
 $  25,000.01 - $  30,000.00      164         4,551,843         7.64
 $  30,000.01 - $  35,000.00      199         6,443,310        10.81
 $  35,000.01 - $  40,000.00      159         5,907,199         9.91
 $  40,000.01 - $  45,000.00       95         4,015,636         6.74
 $  45,000.01 - $  50,000.00       93         4,406,636         7.39
 $  50,000.01 - $  55,000.00      115         6,036,844        10.13
 $  55,000.01 - $  60,000.00      135         7,744,265        12.99
 $  60,000.01 - $  65,000.00      120         7,474,584        12.54
 $  65,000.01 - $  70,000.00       66         4,433,597         7.44
 $  70,000.01 - $  75,000.00       32         2,301,118         3.86
 $  75,000.01 - $  80,000.00       23         1,770,337         2.97
 $  80,000.01 - $  85,000.00       12           991,792         1.66
 $  85,000.01 - $  90,000.00        5           441,775         0.74
 $  90,000.01 - $  95,000.00        4           372,963         0.63
 $  95,000.01 - $ 100,000.00        4           384,982         0.65
 $ 100,000.01 - $ 105,000.00        3           309,059         0.52
 $ 105,000.01 - $ 110,000.00        1           105,858         0.18
 $ 110,000.01 - $ 115,000.00        1           109,584         0.18
 $ 115,000.01 - $ 120,000.00        2           236,370         0.40
 $ 120,000.01 - $ 125,000.00        1           124,822         0.21
 $ 130,000.01 - $ 135,000.00        1           132,294         0.22
-------------------------------------------------------------------------
 TOTAL                          1,302       $59,613,570       100.00%
=========================================================================================



Distribution of Original Loan-to-Value Ratios - Group II Contracts

                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

  Less than 61.000%              42       $ 1,464,279           2.46%
  61.000% -  65.999%             24         1,000,697           1.68
  66.000% -  70.999%             53         2,322,271           3.90
  71.000% -  75.999%             76         3,573,828           5.99
  76.000% -  80.999%            107         5,553,715           9.32
  81.000% -  85.999%            202        10,147,515          17.02
  86.000% -  90.999%            574        26,208,225          43.96
  91.000% - 100.000%            224         9,343,039          15.67
-------------------------------------------------------------------------
 TOTAL                        1,302       $59,613,570         100.00%
==========================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.


Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Cut-off Date Contract Rate - Group II Contracts


                                                                 Percentage of
                                                Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance
   0.000% -  8.000%                  9       $   686,349           1.15%
   8.001% -  9.000%                452        26,215,380          43.98
   9.001% - 10.000%                420        15,597,178          26.16
  10.001% - 11.000%                104         4,629,033           7.77
  11.001% - 12.000%                154         6,561,191          11.01
  12.001% - 13.000%                109         4,036,950           6.77
  13.001% - 14.000%                 46         1,611,095           2.70
  14.001% - 15.000%                  5           163,693           0.27
  15.001% - 16.000%                  2            43,210           0.07
  16.001% - 17.000%                  1            69,493           0.12
----------------------------------------------------------------------------
 TOTAL                           1,302       $59,613,570         100.00%

============================================================================







Remaining Months to Maturity - Group II Contracts


                                                            Percentage of
                                        Aggregate           Cut-Off Date
                         Number of       Unpaid             Aggregate
                         Mortgage       Principal           Principal
      Remaining Term       Loans         Balance             Balance

     1 -  72                 8       $    85,953            0.14%
    73 -  84                 5           137,197            0.23
    85 - 120                31           903,926            1.52
   121 - 156                30         1,072,489            1.80
   157 - 180               113         3,711,052            6.23
   181 - 240               626        25,374,320           42.56
   241 - 300               293        15,818,688           26.54
   301 - 360               196        12,509,945           20.99
-------------------------------------------------------------------------
 TOTAL                   1,302       $59,613,570          100.00%
===================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.



Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Distribution of Lifetime Cap - Group II Contracts


                                                             Percentage of
                                             Aggregate       Cut-Off Date
                               Number of      Unpaid           Aggregate
            Gross              Mortgage      Principal         Principal
           Life CAP              Loans       Balance           Balance

  12.501% - 13.000%                    6       $   505,696         0.85%
  13.001% - 13.500%                   12           789,766         1.32
  13.501% - 14.000%                   89         4,913,433         8.24
  14.001% - 14.500%                    9           533,780         0.90
  14.501% - 15.000%                  475        24,645,342        41.34
  15.001% - 15.500%                   47         2,849,083         4.78
  15.501% - 16.000%                  268         9,365,242        15.71
  16.001% - 16.500%                   55         2,306,628         3.87
  16.501% - 17.000%                   60         2,742,073         4.60
  17.001% - 17.500%                   69         2,813,710         4.72
  17.501% - 18.000%                   84         3,527,939         5.92
  18.001% - 18.500%                   64         2,381,128         3.99
  18.501% - 19.000%                   23           885,793         1.49
  19.001% - 19.500%                   24           780,203         1.31
  19.501% - 20.000%                   14           444,479         0.75
  20.001% - 20.500%                    2            59,782         0.10
  22.001% - 22.500%                    1            69,493         0.12
-------------------------------------------------------------------------
 TOTAL                             1,302       $59,613,570       100.00%
==========================================================================






Distribution of Gross Margin - Group II Contracts


                                                                Percentage of
                                                Aggregate       Cut-Off Date
                                  Number of      Unpaid           Aggregate
            Gross                 Mortgage      Principal         Principal
         Gross Margin               Loans        Balance           Balance

   4.001% -  4.500%                   19       $   999,679         1.68%
   4.501% -  5.000%                   16           927,859         1.56
   5.001% -  5.500%                   12           400,874         0.67
   5.501% -  6.000%                  185         8,664,038        14.53
   6.001% -  6.500%                  439        19,808,268        33.23
   6.501% -  7.000%                  628        28,779,435        48.28
   8.001% -  8.500%                    2            19,890         0.03
  11.001% +++                          1            13,528         0.02
-------------------------------------------------------------------------
 TOTAL                             1,302       $59,613,570       100.00%
==========================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.



Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
-----------------------------------------------------------------------------------------------------------------------


Next Interest Roll Date - Group II Contracts


                                                           Percentage of
                                        Aggregate           Cut-Off Date
  Month                Number of        Unpaid              Aggregate
 Of Next                Mortgage        Principal            Principal
Adjustment              Loans          Balance               Balance
 ----------              -----        -----------   -----

 May 2000                    1      $    34,431                0.06%
 June 2000                   3           39,429                0.07
 July 2000                   3          104,316                0.17
 August 2000                 1           13,289                0.02
 September 2000              1           40,240                0.07
 October 2000                2           20,268                0.03
 November 2000               3          131,672                0.22
 December 2000               6          228,122                0.38
 January 2001               21        1,201,848                2.02
 February 2001             282       12,660,025               21.24
 March 2001                420       18,795,277               31.53
 April 2001                409       19,062,510               31.98
 May 2001                  126        6,104,605               10.24
 June 2001                  24        1,177,537                1.98
 ----------------------------------------------------------------------
 TOTAL                   1,302      $59,613,570              100.00%
====================================================================


Distribution of Periodic Cap - Group II Contracts


                                                             Percentage of
                                         Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
Periodic                Mortgage        Principal            Principal
  Cap                     Loans          Balance              Balance

     1.00                  606      $ 27,624,316              46.34%
     2.00                  696        31,989,254              53.66
--------------------------------------------------------------------
 TOTAL                   1,302      $ 59,613,570             100.00%
=====================================================================


Index Code - Group II Contracts


                                                          Percentage of
                                    Aggregate             Cut-Off Date
                    Number of         Unpaid                Aggregate
Index                Mortgage        Principal             Principal
Code                  Loans           Balance               Balance

5 yr. CMT             1,302         $59,613,570             100.00%
---------------------------------------------------------------------
TOTAL                 1,302         $59,613,570             100.00%
=====================================================================








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.
                                                                      PAGE 37



Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-B
$345,519,981 (approximate)
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Distribution of Model Years - Group II Contracts



                                                          Percentage of
                                         Aggregate        Cut-Off Date
                        Number of         Unpaid            Aggregate
                        Mortgage         Principal          Principal
Model Year               Loans            Balance            Balance
   N/A                     1         $   49,115            0.08%
   1980                    1              6,293            0.01
   1984                    3             50,727            0.09
   1985                    1             41,245            0.07
   1986                    1              5,478            0.01
   1987                    1             14,790            0.02
   1989                    1             24,991            0.04
   1990                    1             13,289            0.02
   1991                    4             52,536            0.09
   1992                    1             15,293            0.03
   1993                    3             70,564            0.12
   1995                    9            255,696            0.43
   1996                    8            261,678            0.44
   1997                   10            438,362            0.74
   1998                   32          1,497,805            2.51
   1999                  167          8,437,937           14.15
   2000                1,058         48,377,771           81.15

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 TOTAL                 1,302        $59,613,570          100.00%
==========================================================================

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The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit
Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment.
Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any
scenario presented.                                                    PAGE 38